UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 22, 2004

Date of Report (Date of earliest event reported)

CONCERTO SOFTWARE, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	0-15578	02-0364368
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6 TECHNOLOGY PARK DRIVE

WESTFORD, MASSACHUSETTS 01886

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:

(978) 952-0200

Not Applicable

(Former name or former address, if changed since last report.)

ITEM 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

Exhibit Number	Description

99.1	Press Release dated January 22, 2004.

ITEM 12.    Results of Operations and Financial Condition.

The following information, including the Exhibit attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

On January 22, 2004, Concerto Software, Inc. issued a press release reporting its preliminary and unaudited financial results for the fourth quarter and year ended December 31, 2003. The press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Concerto Software, Inc.

January 22, 2004	By: /s/ James D. Foy Name: James D. Foy Title: President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated January 22, 2004.

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